THIS WARRANT,  AND THE SHARES ISSUABLE UPON EXERCISE HEREOF,  HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED UNLESS SO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITIES OR "BLUE SKY LAWS". THE TRANSFER OF THIS WARRANT IS SUBJECT TO THE CONDITIONS SET FORTH HEREIN, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS WARRANT UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. THE RIGHT TO EXERCISE THIS WARRANT IS, AND THE NUMBER OF SHARES ISSUABLE UPON EXERCISE HEREOF IS EXTREMELY LIMITED. ALL SUCH LIMITATIONS ARE SPECIFIED HEREIN.

                                 RADIO ONE, INC.

                             STOCK PURCHASE WARRANT

Date of Issuance: ___________                           Certificate No. W-______


     FOR VALUE RECEIVED, Radio One, Inc., a Delaware corporation (the "Company"), hereby grants to Allied Capital Financial Corporation or its registered assigns (the "Registered Holder") the right to purchase from the Company up to 40,000 shares (as adjusted from time to time in accordance herewith, the "Maximum Warrant Shares") of the Company's 15% Series A Cumulative Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"), as provided herein at an aggregate exercise price equal to the Deficiency Amount (as adjusted from time to time in accordance herewith, the "Exercise Price"). This Warrant (the "Warrant") is issued pursuant to the terms of the Option and Stock Purchase Agreement, dated as of November _____, 1997, by and among Broadcast Holdings, Inc., G. Cabell Williams, the sole shareholder thereof, the Registered Holder and WYCB Acquisition Corp., a wholly-owned subsidiary of the Company (the "Purchase Agreement"). Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions:

     Section 1. Exercise of Warrant.

     1A. Exercise Period. The Registered Holder may only exercise the purchase rights represented by this Warrant during the period commencing on the Deficiency Date and ending on the date which is six months after the occurrence of the Deficiency Date (the "Exercise Period"). If this Warrant has not been exercised prior to 5:00 P.M., New York City time, on the last day of the Exercise Period, or, if prior to the Exercise Time, all outstanding monetary obligations under the Note have been paid in full, this Warrant shall cease to be exercisable and shall become null and void, and all rights of the Registered Holder hereunder shall cease.

     1B. Purchase Rights. During the Exercise Period, the Registered Holder shall be entitled to purchase from the Company a number of shares of Preferred Stock equal to (a) the quotient obtained by dividing (i) the Deficiency Amount by (ii) the Liquidation Value; provided, however, that the maximum number of shares of Preferred Stock for which this Warrant shall be exercisable shall be limited to the Maximum Warrant Shares.

     1C. Exercise Procedure.

         (a) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

               (i) a completed Exercise Agreement,  as described in paragraph 1D
          below,   executed  by  the  Person   exercising  the  purchase  rights
          represented by this Warrant (the "Purchaser");

               (ii) this Warrant;

               (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in
          Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 8 hereof; and

               (iv) a joinder agreement executed by the Purchaser evidencing such Purchasers' agreement to be bound by the terms of that certain Standstill Agreement effective as of May 19, 1997, by and among the Company, the Company's subsidiaries who are a party thereto, NationsBank of Texas, N.A., as Agent, and the other parties named therein (the "Standstill Agreement"), as amended, as if such Purchaser were designated an "Investor" as such term is defined in the Standstill Agreement.

         (b) Certificates for shares of Preferred Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser the Company's receipt of the originally executed Note, marked paid in full, together with appropriate assignment agreements effecting the assignment of all of the Purchase Documents to the Company.

         (c) The Preferred Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Preferred Stock at the Exercise Time so long as the Purchaser has satisfied its delivery requirements under clauses (a) and (b) of this Section 1C.

         (d) The issuance of certificates for shares of Preferred Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. Each share of Preferred Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

         (e) The Company shall not close its books against the transfer of this Warrant or of any share of Preferred Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (f) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to, or in connection with, any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

         (g) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Preferred Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of shares of Preferred Stock issuable upon the exercise of this Warrant. All shares of Preferred Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Preferred Stock may be so issued without violation of any applicable law or governmental regulation. The Company shall, from time to time, take all such action as may be necessary to assure that the par value of the unissued Preferred Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price. The Company shall not take any action which would cause the number of authorized but unissued shares of Preferred Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

     1D. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the shares of Preferred Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Preferred Stock are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

     Section 2. Dilution Protection.

     2A. Adjustment of Exercise Price, Number of Maximum Warrant Shares and Liquidation Value. In order to prevent dilution of the rights granted under this Warrant, the Maximum Warrant Shares shall be subject to adjustment from time to time as follows: (i) if the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Preferred Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the Maximum Warrant Shares will be proportionately increased; (ii) if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Preferred Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the Maximum Warrant Shares will be proportionately decreased; and (iii) if the Maximum Warrant Shares are adjusted pursuant to clause (i) or (ii) of this
Section 2A, then the Liquidation Value shall be increased or decreased, as appropriate, such that the aggregate Liquidation Value of the Maximum Warrant Shares shall at all times equal $4,000,000.

     2B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Preferred Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Preferred Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that the Registered Holder of the Warrant shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Preferred Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Preferred Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holder's rights and interests to insure that the provisions of this Section 2 shall thereafter be applicable to the Warrant. The Company shall not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     2C. Notices. The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     Section 3. Definitions. The following terms have meanings set forth below:

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

     "Collateral" has the meaning given to such term in that certain Security Agreement dated as of _________________ 1997 among Broadcast Holdings, Inc., WYCB Acquisition Corp., Allied Capital Financial Corporation and Allied Investment Corporation.

     "Deficiency Amount" means the amount that remains due and payable under the Note on the Deficiency Date, which amount shall be certified to the Company by each of a senior executive officer and the chief financial officer of the holder of the Note.

     "Deficiency Date" means the first date upon which a Deficiency Amount exists following a default and acceleration of the indebtedness under the Note, and after which Allied has exercised in full all of its rights (including foreclosure) under the Security Agreement, at law or in equity with respect to, and realized all proceeds or other amounts payable in respect of any sale or other disposition of, the Collateral.

     "Liquidation Value" means $100 per share of Preferred Stock (subject to adjustment in accordance herewith).

     "Market Price" means, as to any security, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holder; provided that, if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holder. The determination of such appraiser shall be final and binding on the Company and the Registered Holder, and the fees and expenses of such appraiser shall be paid by the Registered Holder.

     "Note" means that certain Promissory Note issued by WYCB Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, on ___________ 1998, to Allied Capital Financial Corporation in an original principal amount of $3,750,000.

     "Person"  means  an  individual,   a  partnership,   a  joint  venture,   a
corporation,   a  limited   liability   company,   a  trust,  an  unincorporated
organization or a government or any department or agency thereof.

     "Purchase Documents" means the Purchase Agreement, the Note, and all of the other agreements entered into in connection therewith including, without limitation, all of the security and pledge agreements.

     Section 4. Determination of the Deficiency Amount and Deficiency Date.

         (a) Upon the occurrence of an Event of Default under the Note or the Security Agreement, the Registered Holder, subject to any applicable cure period, may exercise its rights under the Security Agreement and the Pledge Agreement as permitted therein; the date of consummation of the sale of all or substantially all of the assets ("Assignment") or the sale of all of the shares ("Transfer") which includes an assignment or transfer of the FCC Licenses (as defined in the Purchase Agreement) shall be the Deficiency Date, provided, that the Registered Holder has satisfied the conditions set forth in this Section 4 to effectuate an Assignment or Transfer and further provided that if no such Assignment or Transfer occurs within two (2) years of the date of the Event of Default, then the Deficiency Date shall be two (2) years from the date of the Event of Default.

         (b) The Deficiency Amount shall be $4,000,000 minus (i) the amount actually received by the Registered Holder from the Assignment or Transfer net of all costs and fees incurred in enforcing its rights under the Security Agreement and Pledge Agreement; (ii) the proceeds of any other disposition of Collateral or Shares occurring prior to the Deficiency Date and (iii) any other amount received by the Registered Holder in satisfaction of amounts due under the Note and the fair market value of any assets retained by or for the benefit of, directly or indirectly, of the Registered Holder after the consummation of the Assignment or Transfer. In the event that no Assignment of Transfer has occurred before the Deficiency Date, the Deficiency Amount shall be $4,000,000, subject to subparagraph (f) below.

         (c) Prior to an Assignment or Transfer, the Registered Holder shall obtain an appraisal of the fair market value of the business and assets of WYCB-AM as a going concern, based upon the price a willing buyer would offer in an arms-length negotiation to a willing seller not compelled to sell. The Registered Holder shall retain two qualified media broker/appraisers to perform appraisals, and the lower of the two appraisals shall be the Appraisal. The Registered Holder shall promptly inform the Company as to the results of such Appraisals.

         (d) Subject to satisfying the conditions set forth in this Section 4, the Registered Holder may consummate an Assignment or Transfer at any purchase price, provided, that in the event the Assignment or Transfer is for consideration less than ninety percent (90%) of the Appraisal ("Upset Price"), then the Deficiency Amount shall be reduced by the amount that such consideration is less than the Upset Price.

         (e) The Registered Holder is under no obligation to consummate an Assignment or Transfer at any price, provided, that the Registered Holder must use commercially reasonable efforts to sell the Collateral or the Shares for the highest available cash price. The Registered Holder agrees to retain any nationally known media brokerage firm and negotiate in good faith with any potential purchaser. The Registered Holder shall inform the Company as to the broker's proposed price for a transaction constituting an Assignment or Transfer and as to each offer such broker receives with respect thereto.

         (f) In the event the Registered Holder received a cash offer on customary terms and condition greater than the Appraisal (the "Offer") and does not accept such Offer, then the Deficiency Amount shall be reduced by the amount of the Offer if no Assignment or Transfer occurs within two (2) years of an Event of Default.

     Section 5. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Preferred Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Preferred Stock acquirable by exercise hereof or as a stockholder of the Company.

     Section 6. Transfer of Warrant.

         (a) This Warrant and the rights hereunder shall not be transferred prior to the Deficiency Date, provided that Allied may transfer this Warrant and the rights hereunder in whole but not in part to an Affiliate of Allied (subject to compliance with applicable securities laws).

         (b) On and after the Deficiency Date, this Warrant and the rights hereunder may be transferred in whole but not in part as provided in this
Section 6(b). The Registered Holder shall deliver a written notice (an "Offer Notice") to the Company disclosing the terms and conditions of the proposed transfer at least 30 days prior to such transfer. The Company may elect to purchase this Warrant at the price and on the terms specified in the Offer Notice at any time within 20 days of receipt of such notice by delivering a written acceptance to the Registered Holder and the closing of such purchase by the Company shall occur within 30 days after the delivery of such written acceptance. If the Company has not elected to purchase this Warrant within 20 days of receipt of the Offer Notice (the "Authorization Date"), the Registered Holder may transfer this Warrant to the purchaser specified in the Offer Notice during the thirty day period following the Authorization Date upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company. If the Registered Holder fails to transfer this Warrant during the thirty day period following the Authorization Date, any transfer of this Warrant shall again be subject to the procedures set forth in this Section 6(b).

     Section 7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the

Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 8. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when so delivered, sent or deposited in the U. S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     Section 9. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder.

     Section 10. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity, interpretation and enforceability of this Warrant and the exhibits hereto shall be governed by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                               RADIO ONE, INC.

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

[CORPORATE SEAL]

Attest:

                                                                       EXHIBIT I

                               EXERCISE AGREEMENT

To:                                                     Dated:


     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby (a) certifies that the Deficiency Amount is equal to $_____, and (b) agrees to subscribe for the purchase of ______ shares of the Preferred Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant. As further consideration for the purchase of _____ shares of the Preferred Stock covered by such Warrant and as a condition to such purchase, the undersigned hereby forever assigns all of its rights under the Purchase Documents to the Company and agrees to take any and all necessary actions to effect this assignment in full. Terms not defined herein have the meaning assigned to them in the Warrant.

                                         Signature______________________________

                                         Address________________________________

                                                ________________________________


                                      EX-I

                                                                      EXHIBIT II

                                   ASSIGNMENT

     FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) unto:



         NAME OF ASSIGNEE                               ADDRESS




Dated:                                 Signature
                                                --------------------------------

                                       Witness
                                              --------------------------------



                                      EX-II

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

TO:______________

                              [Collective Exercise]

     The undersigned, constituting the Requisite Holders, hereby elect to exercise all of the Warrants contemplated by a certain Warrantholders= Agreement dated as of June 6, 1995, as amended.

                              [Individual Exercise]

     1. The undersigned hereby elects to purchase _________ shares of the ________ Common Stock of ________ pursuant to the terms of the attached Warrant.

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                          ----------------------------
                                     (Name)

                          ----------------------------

                          ----------------------------
                                    (Address)


     3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Dated:

                                                    ----------------------------
                                                    Signature

                                    EXHIBIT 2

                               FORM OF ASSIGNMENT

     For value received, the undersigned hereby sells, assigns and transfers unto the rights represented by the within Warrant Certificate to purchase
[        ] shares of Common Stock of Radio One, Inc. to which the within Warrant
Certificate relates and appoints _______________________ to transfer such rights on the books of Radio One, Inc. with full power of substitution in the premises.

Dated:__________________                            ----------------------------
                                                    Signature